                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                               AMCOMP INCORPORATED
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-51767                  65-0636842
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

 701 U.S. Highway One            North Palm Beach, Florida           33408
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    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 28, 2006,  AmCOMP  Incorporated,  a Delaware  corporation (the
"Company")  issued a press  release  announcing  its  financial  results for the fourth  quarter and fiscal year ended  December  31,  2005.  A copy of the press release is furnished as Exhibit 99.1 to this report.

         The information  furnished pursuant to this Current Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

        Exhibit No.    Exhibits
        -----------    --------

        99.1           Press Release dated March 28, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMCOMP INCORPORATED

Dated: March 29, 2006                     By:    /s/ Kumar Gursahaney
                                              ----------------------------------
                                              Name: Kumar Gursahaney
                                              Title: Senior Vice President,Chief
                                              Financial Officer and Treasurer